EXHIBIT 99.2
CNA Financial Corporation
Supplemental Financial Information
September 30, 2007
This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

CNA Financial Corporation
Table of Contents
September 30, 2007

CNA Financial Corporation
Supplemental Financial Information
DEFINITIONS AND PRESENTATION
•	P&C Operations includes Standard Lines and Specialty Lines.

•	Life & Group Non-Core segment primarily includes the results of the life and group lines of business that are in run-off.

•	Corporate & Other Non-Core segment includes the results of certain property and casualty lines of business placed in run-off, including CNA Re. This segment also includes the results related to the centralized adjusting and settlement of asbestos, environmental pollution and mass tort (APMT) claims and interest expense on corporate debt.

•	Property and Casualty Companies includes Standard Lines, Specialty Lines and P&C business written in the Life & Group Non-Core and Corporate & Other Non-Core segments.

•	Management utilizes the net operating income financial measure to monitor the Company’s operations. Please refer to Note N of the Consolidated Financial Statements within the 2006 Form 10-K for further discussion of this measure.

•	In evaluating the results of Standard Lines and Specialty Lines, management utilizes the combined ratio, the loss ratio, the expense ratio, and the dividend ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders’ dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios.

•	Limited partnerships (LPs) are a relatively small portion of CNA’s overall investment portfolio. The majority of the LPs invest in a substantial number of securities that are readily marketable. CNA is primarily a passive investor in such partnerships and does not have influence over the partnerships’ management, who are committed to operate them according to established guidelines and strategies. These strategies may include the use of leverage and hedging techniques that potentially introduce more volatility and risk to the partnerships.

•	Certain immaterial differences are due to rounding.

•	N/M = Not Meaningful

i

CNA FINANCIAL CORPORATION
Financial Supplement
Statements of Operations

PERIOD ENDED SEPTEMBER 30	Three Months			Nine Months
			Fav /			Fav /
			(Unfav)			(Unfav)
(In millions)	2007	2006	% Change	2007	2006	% Change

STATEMENTS OF OPERATIONS
Revenues:
Net earned premiums	$1,882	$1,943	(3)%	$5,617	$5,704	(2)%
Net investment income	580	600	(3)	1,859	1,722	8
Realized investment gains (losses), net of participating policyholders’ and minority interests	(57)	21	N/M	(217)	(68)	N/M
Other revenues	79	56	41	211	175	21

Total revenues	2,484	2,620	(5)	7,470	7,533	(1)

Claims, benefits and expenses:
Insurance claims and policyholders’ benefits	1,575	1,522	(3)	4,496	4,446	(1)
Amortization of deferred acquisition costs	384	390	2	1,137	1,132	—
Other operating expenses	244	224	(9)	722	723	—
Restructuring and other related charges	—	—	N/M	—	(13)	N/M
Interest	35	35	—	104	93	(12)

Total claims, benefits and expenses	2,238	2,171	(3)	6,459	6,381	(1)

Income before income tax and minority interest	246	449	(45)	1,011	1,152	(12)
Income tax expense	(56)	(131)	57	(279)	(339)	18
Minority interest	(16)	(13)	(23)	(37)	(32)	(16)

Income from continuing operations	174	305	(43)	695	781	(11)
Income (loss) from discontinued operations, net of tax	—	6	N/M	(8)	(2)	N/M

Net income	$174	$311	(44)%	$687	$779	(12)%

CNA FINANCIAL CORPORATION
Financial Supplement
Components of Net Income, Per Share Data and Return on Equity

PERIOD ENDED SEPTEMBER 30	Three Months			Nine Months
			Fav /			Fav /
			(Unfav)			(Unfav)
(In millions, except per share data)	2007	2006	% Change	2007	2006	% Change

COMPONENTS OF NET INCOME
Net operating income	$212	$283	(25)%	$837	$822	2%
Net realized investment gains (losses), net of participating policyholders’ and minority interests	(38)	22	N/M	(142)	(41)	N/M

Income from continuing operations	174	305	(43)	695	781	(11)
Income (loss) from discontinued operations, net of tax	—	6	N/M	(8)	(2)	N/M

Net income	$174	$311	(44)%	$687	$779	(12)%

BASIC AND DILUTED EARNINGS PER SHARE
Net operating income	$0.78	$1.05	(26)%	$3.08	$3.00	3%
Net realized investment gains (losses), net of participating policyholders’ and minority interests	(0.14)	0.08	N/M	(0.52)	(0.16)	N/M

Income from continuing operations	0.64	1.13	(43)	2.56	2.84	(10)
Income (loss) from discontinued operations, net of tax	—	0.02	N/M	(0.03)	(0.01)	(200)

Basic and diluted earnings per share available to common stockholders (1)	$0.64	$1.15	(44)%	$2.53	$2.83	(11)%

WEIGHTED AVERAGE OUTSTANDING COMMON STOCK AND COMMON STOCK EQUIVALENTS
Basic	271.6	265.0		271.5	259.0

Diluted	271.9	265.2		271.8	259.2

RETURN ON EQUITY
Net income (2)	6.9%	13.6%		9.2%	11.4%

Net operating income (3)	8.6	12.6		11.7	12.5

(1)	The three and nine months ended September 30, 2006 per share results available to common stockholders from net operating income are reduced by $8 million and $46 million, or $0.02 per share and $0.17 per share, of undeclared but accumulated preferred stock dividends. The undeclared but accumulated preferred stock dividends relate to the Company’s Series H Cumulative Preferred Stock which was repurchased from Loews Corporation on August 8, 2006.

(2)	Annualized net income divided by the average stockholders’ equity including accumulated other comprehensive income (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period.

(3)	Annualized net operating income divided by the average stockholders’ equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period.

CNA FINANCIAL CORPORATION
Financial Supplement
Selected Balance Sheets Data and Statements of Cash Flows Data

(In millions, except per share data)	September 30, 2007	December 31, 2006

Total assets	$60,115	$60,283
Insurance reserves	40,751	41,080
Debt	2,157	2,156
Total liabilities	49,631	50,180
Minority interest	369	335
Accumulated other comprehensive income	192	549
Total stockholders’ equity	10,115	9,768

Book value per common share	$37.23	$36.03

Book value per common share excluding AOCI	$36.52	$34.00

Outstanding shares of common stock (in millions of shares)	271.7	271.1

THREE MONTHS ENDED
SEPTEMBER 30
(In millions)	2007	2006

Net cash flows provided by operating activities (1)	$172	$860
Net cash flows used by investing activities	(138)	(987)
Net cash flows (used) provided by financing activities	(29)	131

Net cash flows	$5	$4

NINE MONTHS ENDED
SEPTEMBER 30
(In millions)	2007	2006

Net cash flows provided by operating activities (1)	$713	$1,783
Net cash flows used by investing activities	(667)	(1,490)
Net cash flows used by financing activities	(83)	(282)

Net cash flows	$(37)	$11

(1)	Operating cash flows for the three and nine months ended September 30, 2007 include $9 million and $(16) million related to discontinued operations. Operating cash flows for the three and nine months ended September 30, 2006 include $4 million and $0 million related to discontinued operations.

CNA FINANCIAL CORPORATION
Financial Supplement
Claim & Claim Adjustment Expense Reserve Rollforward

THREE MONTHS ENDED
SEPTEMBER 30, 2007				Life & Group	Corporate &
(In millions)	Standard Lines	Specialty Lines	P&C Operations	Non-Core	Other Non-Core	Total Operations

Claim & claim adjustment expense reserves, beginning of period
Gross	$14,786	$5,845	$20,631	$3,072	$5,481	$29,184
Ceded	2,941	1,357	4,298	1,211	2,240	7,749

Net	11,845	4,488	16,333	1,861	3,241	21,435

Net incurred claim & claim adjustment expenses	649	418	1,067	279	42	1,388

Net claim & claim adjustment expense payments	(711)	(273)	(984)	(262)	(150)	(1,396)

Claim & claim adjustment expense reserves, end of period
Net	11,783	4,633	16,416	1,878	3,133	21,427
Ceded	2,964	1,349	4,313	1,219	2,033	7,565

Gross	$14,747	$5,982	$20,729	$3,097	$5,166	$28,992

NINE MONTHS ENDED
SEPTEMBER 30, 2007				Life & Group	Corporate &
(In millions)	Standard Lines	Specialty Lines	P&C Operations	Non-Core	Other Non-Core	Total Operations

Claim & claim adjustment expense reserves, beginning of period
Gross	$14,934	$5,529	$20,463	$3,134	$6,039	$29,636
Ceded	3,068	1,258	4,326	1,278	2,587	8,191

Net	11,866	4,271	16,137	1,856	3,452	21,445

Net incurred claim & claim adjustment expenses	2,098	1,217	3,315	494	117	3,926

Net claim & claim adjustment expense payments	(2,181)	(855)	(3,036)	(472)	(436)	(3,944)

Claim & claim adjustment expense reserves, end of period
Net	11,783	4,633	16,416	1,878	3,133	21,427
Ceded	2,964	1,349	4,313	1,219	2,033	7,565

Gross	$14,747	$5,982	$20,729	$3,097	$5,166	$28,992

CNA FINANCIAL CORPORATION
Financial Supplement
Investments by Segment Aggregation

	September 30, 2007		June 30, 2007		December 31, 2006
(In millions)	Book Value	Fair Value	Book Value	Fair Value	Book Value	Fair Value

Property & Casualty and Corporate & Other Non-Core:
Fixed maturities — taxable	$20,097	$19,790	$19,295	$19,141	$23,238	$23,254
Fixed maturities — tax exempt	4,861	4,864	6,189	6,170	3,307	3,351
Equities	234	492	238	490	236	475
Short-term investments	6,692	6,695	6,673	6,675	5,329	5,330
Limited partnership investments	1,762	1,762	1,739	1,739	1,605	1,605
Other	19	42	20	67	26	26

Total investments	$33,665	$33,645	$34,154	$34,282	$33,741	$34,041

Net receivable/(payable)	$(2,458)		$37		$(6)
Securities lending collateral	(82)		(3,089)		(2,851)

Life & Group Non-Core:
Fixed maturities — taxable	$7,438	$7,712	$7,204	$7,476	$6,981	$7,451
Fixed maturities — tax exempt	1,711	1,830	1,675	1,767	1,609	1,795
Equities	112	116	187	195	172	182
Short-term investments	277	277	433	433	380	380
Limited partnership investments	331	331	273	273	247	247
Other	1	1	1	1	—	—

Total investments	$9,870	$10,267	$9,773	$10,145	$9,389	$10,055

Net receivable/(payable)	$11		$(30)		$(2)
Securities lending collateral	—		—		—

Total investments	$43,535	$43,912	$43,927	$44,427	$43,130	$44,096

Total net receivable/(payable)	$(2,447)		$7		$(8)
Total securities lending collateral	(82)		(3,089)		(2,851)

The information above related to net receivable/(payable) and securities lending collateral is provided to facilitate an analysis of significant changes in book value. When compared to the net receivable/(payable) per the Consolidated Balance Sheet, the amounts above exclude $53 million, $81 million, and $90 million as of September 30, 2007, June 30, 2007, and December 31, 2006, where the net receivable/(payable) balance does not relate to change in book value.

CNA FINANCIAL CORPORATION
Financial Supplement
Mortgage and Asset-Backed Holdings
As of September 30, 2007
(In millions)
Invested Assets Fair Value By Segment

		P&C and Corporate	Life & Group
		& Other Non-Core	Non-Core	Total

ABS/MBS/CMO/CDO		$10,195	$1,085	$11,280
Other taxable fixed income		9,595	6,627	16,222
All other		13,855	2,555	16,410

Total investments		$33,645	$10,267	$43,912

ABS/MBS/CMO/CDO Fair Value Distribution

					<BBB & Equity		% of Total
	AAA	AA	A	BBB	Tranches	Total	Investments

Sub-prime	$420	$214	$245	$7	$17	$903	2.1%
Other CDO	11	119	220	24	23	397	0.9
Other ABS/MBS/CMO	9,199	174	111	481	15	9,980	22.7

Total ABS/MBS/CMO/CDO	$9,630	$507	$576	$512	$55	$11,280	25.7%

ABS/MBS/CMO/CDO Quality Distribution by Type

					<BBB & Equity
	AAA	AA	A	BBB	Tranches	Total

Sub-prime	46.5%	23.7%	27.1%	0.8%	1.9%	100.0%
Other CDO	2.8	30.0	55.4	6.0	5.8	100.0
Other ABS/MBS/CMO	92.2	1.7	1.1	4.8	0.2	100.0

Total ABS/MBS/CMO/CDO	85.4%	4.5%	5.1%	4.5%	0.5%	100.0%

Sub-Prime Quality Distribution by Vintage Year

					<BBB & Equity		% of Total
	AAA	AA	A	BBB	Tranches	Total	Sub-Prime

2007	$31	$4	$—	$—	$1	$36	4.0%
2006	123	77	12	5	7	224	24.8
2005	229	72	30	1	3	335	37.1
2004	27	30	118	—	—	175	19.4
2003 & prior	10	31	85	1	6	133	14.7

Total sub-prime	$420	$214	$245	$7	$17	$903	100.0%
% of total sub-prime	46.5%	23.7%	27.1%	0.8%	1.9%	100.0%
Asset-backed securities (ABS)
Mortgage-backed securities (MBS)
Collateralized mortgage obligation (CMO)
Collateralized debt obligation (CDO)

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Results of Operations

THREE MONTHS ENDED	Standard Lines			Specialty Lines			P&C Operations
SEPTEMBER 30			Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2007	2006	% Change	2007	2006	% Change	2007	2006	% Change

Gross written premiums	$1,464	$1,586	(8)%	$729	$785	(7)%	$2,193	$2,371	(8)%
Net written premiums	956	1,121	(15)	683	675	1	1,639	1,796	(9)
Net earned premiums	1,054	1,128	(7)	672	654	3	1,726	1,782	(3)
Net investment income	248	239	4	113	101	12	361	340	6
Other revenues	20	16	25	49	38	29	69	54	28

Total operating revenues	1,322	1,383	(4)	834	793	5	2,156	2,176	(1)

Claims, benefits and expenses:
Net incurred claims and benefits	649	776	16	418	397	(5)	1,067	1,173	9
Policyholders’ dividends	3	4	25	2	1	(100)	5	5	—
Amortization of deferred acquisition costs	234	249	6	146	137	(7)	380	386	2
Other insurance related expenses	90	89	(1)	37	31	(19)	127	120	(6)
Other expenses	22	20	—	44	35	(26)	66	55	(20)

Total claims, benefits and expenses	998	1,138	12	647	601	(8)	1,645	1,739	5

Operating income before income tax and minority interest	324	245	32	187	192	(3)	511	437	17
Income tax expense on operating income	(104)	(78)	(33)	(60)	(64)	6	(164)	(142)	(15)
Minority interest	(5)	(4)	(25)	(11)	(9)	(22)	(16)	(13)	(23)

Net operating income from continuing operations	215	163	32	116	119	(3)	331	282	17

Realized investment gains (losses), net of participating policyholders’ and minority interests	(29)	18	N/M	(13)	6	N/M	(42)	24	N/M
Income tax (expense) benefit on realized investment gains (losses)	9	(7)	N/M	5	(1)	N/M	14	(8)	N/M

Net income from continuing operations	$195	$174	12%	$108	$124	(13)%	$303	$298	2%

FINANCIAL RATIOS
Loss & LAE	61.6%	68.7%		62.3%	60.7%		61.9%	65.8%
Acquisition expense	17.1	17.0		18.9	17.3		17.8	17.1
Underwriting expense	13.7	13.1		8.4	8.5		11.6	11.3

Expense	30.8	30.1		27.3	25.8		29.4	28.4
Dividend	0.3	0.4		0.2	0.1		0.3	0.3

Combined ratio	92.7%	99.2%		89.8%	86.6%		91.6%	94.5%

LOSS RATIO IMPACTS
Impact of catastrophe losses on loss & LAE ratio
Pretax net accident year catastrophe losses incurred	$10	$21		$—	$1		$10	$22
Impact on loss & LAE ratio	0.9%	1.9%		—%	0.1%		0.6%	1.3%

Impact of development & other on loss & LAE ratio
Pretax net development: (favorable) / unfavorable
Prior year loss & LAE reserve development	$(77)	$6		$13	$(4)		$(64)	$2
Prior year premium development	(7)	(19)		(1)	6		(8)	(13)
Other (1)	8	13		—	—		8	13

Total development & other	$(76)	$—		$12	$2		$(64)	$2

Impact of development & other on loss & LAE ratio	(7.0)%	0.6%		1.8%	—%		(3.5)%	0.4%

(1)	Other includes the impacts of change in allowance for uncollectible reinsurance and interest accretion.

CNA FINANCIAL CORPORATION
Financial Supplement
Life & Group Non-Core and Corporate & Other Non-Core Segments Results of Operations

THREE MONTHS ENDED			Life & Group Non-Core			Corporate & Other Non-Core					Total Operations
SEPTEMBER 30	P&C Operations				Fav / (Unfav)					Fav / (Unfav)			Fav / (Unfav)
(In millions)	2007	2006	2007	2006	% Change	2007		2006		% Change	2007	2006	% Change

Net earned premiums	$1,726	$1,782	$156	$160	(3)%	$—		$1		N/M %	$1,882	$1,943	(3)%
Net investment income	361	340	145	179	(19)	74		81		(9)	580	600	(3)
Other revenues	69	54	16	8	100	(6)		(6)		—	79	56	41

Total operating revenues	2,156	2,176	317	347	(9)	68		76		(11)	2,541	2,599	(2)

Claims, benefits and expenses:
Net incurred claims and benefits	1,067	1,173	463	314	(47)	40		31		(29)	1,570	1,518	(3)
Policyholders’ dividends	5	5	—	(1)	N/M	—		—		N/M	5	4	(25)
Amortization of deferred acquisition costs	380	386	4	4	—	—		—		N/M	384	390	2
Other insurance related expenses	127	120	48	48	—	—		7		N/M	175	175	—
Other expenses	66	55	17	14	(21)	21		15		(40)	104	84	(24)

Total claims, benefits and expenses	1,645	1,739	532	379	(40)	61		53		(15)	2,238	2,171	(3)

Operating income (loss) before income tax and minority interest	511	437	(215)	(32)	N/M	7		23		(70)	303	428	(29)
Income tax (expense) benefit on operating income (loss)	(164)	(142)	84	17	N/M	5		(7)		171	(75)	(132)	43
Minority interest	(16)	(13)	—	—	N/M	—		—		N/M	(16)	(13)	(23)

Net operating income (loss) from continuing operations	331	282	(131)	(15)	N/M	12		16		(25)	212	283	(25)

Realized investment gains (losses), net of participating policyholders’ and minority interests	(42)	24	(9)	(10)	10	(6)		7		(186)	(57)	21	N/M
Income tax (expense) benefit on realized investment gains (losses)	14	(8)	3	3	—	2		6		(67)	19	1	N/M

Net income (loss) from continuing operations	$303	$298	$(137)	$(22)	N/M %	$8		$29		(72)%	$174	$305	(43)%

			Life & Group Non-Core			Corporate & Other Non-Core					Total Operations
Other Financial Data	P&C Operations				Fav / (Unfav)					Fav / (Unfav)			Fav / (Unfav)
Property & Casualty Company Information	2007	2006	2007	2006	% Change	2007		2006		% Change	2007	2006	% Change

Gross written premiums	$2,193	$2,371	$163	$156	4%	$3		$9		(67)%	$2,359	$2,536	(7)%
Net written premiums	1,639	1,796	149	152	(2)	3		3		—	1,791	1,951	(8)
Net earned premiums	1,726	1,782	155	158	(2)	—		2		N/M	1,881	1,942	(3)

FINANCIAL RATIOS
Loss & LAE	61.9%	65.8%	N/M %	N/M %		N/M	%	N/M	%		80.7%	74.1%
Acquisition expense	17.8	17.1	N/M	N/M		N/M		N/M			17.2	16.6
Underwriting expense	11.6	11.3	N/M	N/M		N/M		N/M			12.3	12.4

Expense	29.4	28.4	N/M	N/M		N/M		N/M			29.5	29.0
Dividend	0.3	0.3	N/M	N/M		N/M		N/M			0.3	0.3

Combined ratio	91.6%	94.5%	N/M %	N/M %		N/M	%	N/M	%		110.5%	103.4%

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Results of Operations

NINE MONTHS ENDED	Standard Lines			Specialty Lines			P&C Operations
SEPTEMBER 30			Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2007	2006	% Change	2007	2006	% Change	2007	2006	% Change

Gross written premiums	$4,728	$4,726	—%	$2,196	$2,319	(5)%	$6,924	$7,045	(2)%
Net written premiums	3,171	3,394	(7)	1,972	1,948	1	5,143	5,342	(4)
Net earned premiums	3,169	3,310	(4)	1,977	1,915	3	5,146	5,225	(2)
Net investment income	784	705	11	343	287	20	1,127	992	14
Other revenues	65	49	33	137	112	22	202	161	25

Total operating revenues	4,018	4,064	(1)	2,457	2,314	6	6,475	6,378	2

Claims, benefits and expenses:
Net incurred claims and benefits	2,098	2,297	9	1,217	1,157	(5)	3,315	3,454	4
Policyholders’ dividends	4	12	67	4	3	(33)	8	15	47
Amortization of deferred acquisition costs	707	725	2	417	395	(6)	1,124	1,120	—
Other insurance related expenses	266	293	9	111	109	(2)	377	402	6
Restructuring and other related charges	—	—	N/M	—	—	N/M	—	—	N/M
Other expenses	77	58	(33)	115	103	(12)	192	161	(19)

Total claims, benefits and expenses	3,152	3,385	7	1,864	1,767	(5)	5,016	5,152	3

Operating income before income tax and minority interest	866	679	28	593	547	8	1,459	1,226	19
Income tax expense on operating income	(277)	(207)	(34)	(194)	(181)	(7)	(471)	(388)	(21)
Minority interest	(9)	(9)	—	(27)	(23)	(17)	(36)	(32)	(13)

Net operating income from continuing operations	580	463	25	372	343	8	952	806	18

Realized investment losses, net of participating policyholders’ and minority interests	(126)	(6)	N/M	(52)	(4)	N/M	(178)	(10)	N/M
Income tax benefit on realized investment losses	43	2	N/M	18	2	N/M	61	4	N/M

Net income from continuing operations	$497	$459	8%	$338	$341	(1)%	$835	$800	4%

FINANCIAL RATIOS
Loss & LAE	66.2%	69.4%		61.6%	60.4%		64.4%	66.1%
Acquisition expense	17.2	18.2		18.1	18.1		17.6	18.1
Underwriting expense	13.6	12.5		8.6	8.3		11.6	11.0

Expense	30.8	30.7		26.7	26.4		29.2	29.1
Dividend	0.1	0.4		0.2	0.1		0.2	0.3

Combined ratio	97.1%	100.5%		88.5%	86.9%		93.8%	95.5%

LOSS RATIO IMPACTS
Impact of catastrophe losses on loss & LAE ratio
Pretax net accident year catastrophe losses incurred	$52	$38		$2	$2		$54	$40
Impact on loss & LAE ratio	1.6%	1.2%		0.1%	0.1%		1.1%	0.8%

Impact of development & other on loss & LAE ratio
Pretax net development: (favorable) / unfavorable
Prior year loss & LAE reserve development	$(97)	$70		$19	$(1)		$(78)	$69
Prior year premium development	(20)	(92)		(8)	—		(28)	(92)
Other (1)	20	42		—	—		20	42

Total development & other	$(97)	$20		$11	$(1)		$(86)	$19

Impact of development & other on loss & LAE ratio	(2.9)%	1.5%		0.7%	—%		(1.5)%	1.0%

(1)	Other includes the impacts of change in allowance for uncollectible reinsurance and interest accretion.

CNA FINANCIAL CORPORATION Financial Supplement Life & Group Non-Core and Corporate & Other Non-Core Segments Results of Operations

NINE MONTHS ENDED			Life & Group Non-Core			Corporate & Other Non-Core			Total Operations
SEPTEMBER 30	P&C Operations				Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2007	2006	2007	2006	% Change	2007	2006	% Change	2007	2006	% Change

Net earned premiums	$5,146	$5,225	$469	$482	(3)%	$2	$(3)	167%	$5,617	$5,704	(2)%
Net investment income	1,127	992	494	504	(2)	238	226	5	1,859	1,722	8
Other revenues	202	161	34	44	(23)	(25)	(30)	17	211	175	21

Total operating revenues	6,475	6,378	997	1,030	(3)	215	193	11	7,687	7,601	1

Claims, benefits and expenses:
Net incurred claims and benefits	3,315	3,454	1,062	886	(20)	111	91	(22)	4,488	4,431	(1)
Policyholders’ dividends	8	15	—	—	N/M	—	—	N/M	8	15	47
Amortization of deferred acquisition costs	1,124	1,120	13	12	(8)	—	—	N/M	1,137	1,132	—
Other insurance related expenses	377	402	143	141	(1)	13	20	35	533	563	5
Restructuring and other related charges	—	—	—	—	N/M	—	(13)	N/M	—	(13)	N/M
Other expenses	192	161	34	40	15	67	52	(29)	293	253	(16)

Total claims, benefits and expenses	5,016	5,152	1,252	1,079	(16)	191	150	(27)	6,459	6,381	(1)

Operating income (loss) before income tax and minority interest	1,459	1,226	(255)	(49)	N/M	24	43	(44)	1,228	1,220	1
Income tax (expense) benefit on operating income (loss)	(471)	(388)	113	36	N/M	4	(14)	129	(354)	(366)	3
Minority interest	(36)	(32)	—	—	N/M	(1)	—	N/M	(37)	(32)	(16)

Net operating income (loss) from continuing operations	952	806	(142)	(13)	N/M	27	29	(7)	837	822	2
Realized investment losses, net of participating policyholders’ and minority interests	(178)	(10)	(26)	(56)	54	(13)	(2)	N/M	(217)	(68)	N/M
Income tax benefit on realized investment losses	61	4	9	19	(53)	5	4	25	75	27	178

Net income (loss) from continuing operations	$835	$800	$(159)	$(50)	N/M %	$19	$31	(39)%	$695	$781	(11)%

			Life & Group Non-Core			Corporate & Other Non-Core			Total Operations
Other Financial Data	P&C Operations				Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
Property & Casualty Company Information	2007	2006	2007	2006	% Change	2007	2006	% Change	2007	2006	% Change

Gross written premiums	$6,924	$7,045	$512	$558	(8)%	$6	$17	(65)%	$7,442	$7,620	(2)%
Net written premiums	5,143	5,342	461	471	(2)	2	(4)	150	5,606	5,809	(3)
Net earned premiums	5,146	5,225	467	476	(2)	2	(3)	167	5,615	5,698	(1)

FINANCIAL RATIOS
Loss & LAE	64.4%	66.1%	N/M %	N/M %		N/M %	N/M %		77.0%	74.4%
Acquisition expense	17.6	18.1	N/M	N/M		N/M	N/M		17.3	17.7
Underwriting expense	11.6	11.0	N/M	N/M		N/M	N/M		12.2	11.8

Expense	29.2	29.1	N/M	N/M		N/M	N/M		29.5	29.5
Dividend	0.2	0.3	N/M	N/M		N/M	N/M		0.2	0.3

Combined ratio	93.8%	95.5%	N/M %	N/M %		N/M %	N/M %		106.7%	104.2%

CNA FINANCIAL CORPORATION
Financial Supplement
Analysis of Pretax Net Investment Income

(In millions)	Standard Lines
	1Q06	2Q06	3Q06	4Q06	2006	1Q07	2Q07	3Q07	YTD2007
Limited partnership income	$38	$27	$23	$62	$150	$25	$40	$13	$78
Interest on funds withheld and other deposits	(14)	(22)	(8)	(3)	(47)	(2)	(1)	(2)	(5)
Income (loss) from trading securities	—	—	—	—	—	—	—	—	—
Other investment income	204	233	224	227	888	236	238	237	711

Net investment income	$228	$238	$239	$286	$991	$259	$277	$248	$784

	Specialty Lines
	1Q06	2Q06	3Q06	4Q06	2006	1Q07	2Q07	3Q07	YTD2007
Limited partnership income	$13	$10	$8	$24	$55	$10	$16	$6	$32
Interest on funds withheld and other deposits	(2)	(1)	(1)	(1)	(5)	—	—	(1)	(1)
Income (loss) from trading securities	—	—	—	—	—	—	—	—	—
Other investment income	76	90	94	93	353	100	104	108	312

Net investment income	$87	$99	$101	$116	$403	$110	$120	$113	$343

	P&C Operations
	1Q06	2Q06	3Q06	4Q06	2006	1Q07	2Q07	3Q07	YTD2007
Limited partnership income	$51	$37	$31	$86	$205	$35	$56	$19	$110
Interest on funds withheld and other deposits	(16)	(23)	(9)	(4)	(52)	(2)	(1)	(3)	(6)
Income (loss) from trading securities	—	—	—	—	—	—	—	—	—
Other investment income	280	323	318	320	1,241	336	342	345	1,023

Net investment income	$315	$337	$340	$402	$1,394	$369	$397	$361	$1,127

	Life & Group Non-Core
	1Q06	2Q06	3Q06	4Q06	2006	1Q07	2Q07	3Q07	YTD2007
Limited partnership income	$10	$8	$6	$10	$34	$9	$3	$(4)	$8
Interest on funds withheld and other deposits	—	—	—	—	—	—	—	—	—
Income (loss) from trading securities	42	(9)	30	40	103	3	40	(2)	41
Other investment income	135	139	143	144	561	149	145	151	445

Net investment income	$187	$138	$179	$194	$698	$161	$188	$145	$494

	Corporate & Other Non-Core
	1Q06	2Q06	3Q06	4Q06	2006	1Q07	2Q07	3Q07	YTD2007
Limited partnership income	$13	$8	$9	$19	$49	$8	$12	$4	$24
Interest on funds withheld and other deposits	(9)	(7)	(1)	1	(16)	1	1	3	5
Income (loss) from trading securities	—	—	—	—	—	—	—	—	—
Other investment income	64	76	73	74	287	69	73	67	209

Net investment income	$68	$77	$81	$94	$320	$78	$86	$74	$238

	Total Operations
	1Q06	2Q06	3Q06	4Q06	2006	1Q07	2Q07	3Q07	YTD2007
Limited partnership income	$74	$53	$46	$115	$288	$52	$71	$19	$142
Interest on funds withheld and other deposits	(25)	(30)	(10)	(3)	(68)	(1)	—	—	(1)
Income (loss) from trading securities	42	(9)	30	40	103	3	40	(2)	41
Other investment income	479	538	534	538	2,089	554	560	563	1,677

Net investment income	$570	$552	$600	$690	$2,412	$608	$671	$580	$1,859

CNA FINANCIAL CORPORATION
Financial Supplement
Statutory Data — Preliminary

PERIOD ENDED SEPTEMBER 30	Three Months			Nine Months
Income Statement	(Preliminary)		Fav / (Unfav)	(Preliminary)		Fav / (Unfav)
(In millions)	2007	2006	% Change	2007	2006	% Change

Property & Casualty Companies
Gross written premiums	$2,414	$2,413	—%	$7,438	$7,219	3%
Net written premiums	1,658	1,835	(10)	5,179	5,456	(5)

Net earned premiums	1,565	1,645	(5)	4,684	4,819	(3)
Claim and claim adjustment expenses	1,309	1,234	(6)	3,698	3,652	(1)
Acquisition expenses	284	314	10	875	944	7
Underwriting expenses	239	225	(6)	676	682	1
Policyholders’ dividends	3	2	(50)	15	11	(36)

Underwriting loss	(270)	(130)	(108)	(580)	(470)	(23)
Net investment income (1)	504	466	8	1,636	1,363	20
Other expenses	(12)	(10)	(20)	(30)	(88)	66
Income tax expense	(7)	(56)	88	(204)	(223)	9
Net realized gains (losses)	(51)	81	(163)	(252)	32	N/M

Net income	$164	$351	(53)%	$570	$614	(7)%

Financial Ratios
Loss and LAE	83.6%	75.0%		78.9%	75.8%
Acquisition expense	17.1	17.1		16.9	17.3
Underwriting expense	14.4	12.3		14.5	12.5

Expense	31.5	29.4		31.4	29.8
Dividend	0.2	0.1		0.3	0.2

Combined ratio	115.3%	104.5%		110.6%	105.8%

Life Company
Earned premium	$1	$2		$2	$7
SUPPLEMENTAL STATUTORY DATA

	(Preliminary)
(In millions)	September 30, 2007	December 31, 2006

Property & Casualty Companies
Statutory surplus (2)	$8,436	$8,137

Life Company
Statutory surplus	$473	$687

(1)	The nine months ended September 30, 2007 include $143 million of declared dividends from Continental Casualty Company’s (CCC) life subsidiary, Continental Assurance Company (CAC). Additionally, CAC returned capital to CCC of $107 million during the second quarter of 2007.

(2)	Surplus includes the Property & Casualty Companies’ equity ownership of the life insurance subsidiary.

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Operations
Loss and LAE Ratio Analysis

	Standard Lines
	2007 YTD	2006 FY	2006 FY
	Evaluated	Evaluated	Evaluated
	at 09/30/07	at 12/31/06	at 09/30/07

Gross Accident Year	63.4%	68.0%	65.5%
Impact of Reinsurance	5.7	0.1	1.9

Net Accident Year	69.1	68.1	67.4%

Impact of Significant Commutations	—	1.1
Impact of Development and Other (1)	(2.9)	0.9

Net Calendar Year	66.2%	70.1%

	Specialty Lines
	2007 YTD	2006 FY	2006 FY
	Evaluated	Evaluated	Evaluated
	at 09/30/07	at 12/31/06	at 09/30/07

Gross Accident Year	62.6%	60.4%	59.3%
Impact of Reinsurance	(1.7)	(0.1)	(0.3)

Net Accident Year	60.9	60.3	59.0%

Impact of Significant Commutations	—	—
Impact of Development and Other (1)	0.7	0.2

Net Calendar Year	61.6%	60.5%

	P&C Operations
	2007 YTD	2006 FY	2006 FY
	Evaluated	Evaluated	Evaluated
	at 09/30/07	at 12/31/06	at 09/30/07

Gross Accident Year	63.1%	65.5%	63.4%
Impact of Reinsurance	2.8	(0.3)	0.9

Net Accident Year	65.9	65.2	64.3%

Impact of Significant Commutations	—	0.7
Impact of Development and Other (1)	(1.5)	0.7

Net Calendar Year	64.4%	66.6%

(1)	Other includes the impacts of change in allowance for uncollectible reinsurance and interest accretion.